UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

Merger Agreement

On December 18, 2017, First Foundation Inc. (the “Company”) entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) with PBB Bancorp, a California corporation (“PBB”), pursuant to which PBB will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”). The Merger Agreement contemplates that immediately after the Merger, Premier Business Bank, a California state-chartered bank and wholly-owned subsidiary of PBB (“Premier Business Bank”), will be merged with and into First Foundation Bank, a California state-chartered bank and wholly-owned subsidiary of the Company (“First Foundation Bank”), with First Foundation Bank as the surviving bank (the “Bank Merger”).

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Merger becomes effective (the “Effective Time”), each share of common stock of PBB (“PBB Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares, each as defined in the Merger Agreement) will be converted into the right to receive 1.05 shares (the “Exchange Ratio”) of common stock of the Company (“Company Common Stock”). At the Effective Time, each outstanding option to purchase shares of PBB Common Stock (each, a “PBB Option”), whether vested or unvested immediately prior to the Effective Time, will automatically and without any required action on the part of the holder thereof, be canceled and converted into only the right to receive an amount in cash (subject to withholding as provided in the Merger Agreement and to the Company’s receipt of an option surrender agreement in a form approved by the Company) equal to the product of (A) the number of shares of PBB Common Stock underlying such PBB Option immediately prior to the Effective Time, and (B) the excess, if any, of (i) the product of (x) the average closing price per share of Company Common Stock, as reported on the NASDAQ Global Market, for the twenty (20) trading days ending on and including the fifth trading day prior to the closing date, and (y) the Exchange Ratio, over (ii) the exercise price per share of such PBB Option. If the exercise price per share of any such PBB Option is equal to or greater than the product of (x) the price of Company Common Stock, as reported on the NASDAQ Global Market, for the twenty (20) trading days ending on and including the fifth trading day prior to the closing date, and (y) the Exchange Ratio, such PBB Option will be canceled without any cash payment being made in respect thereof.

The Merger Agreement may be terminated in certain circumstances, including (i) by mutual written consent of the parties, (ii) by either party in the event, under certain circumstances, that the Merger is not consummated by September 30, 2018, (iii) by either party in the event that any required regulatory approval is denied and such denial has become final and non-appealable or if there is a permanent injunction restraining the Merger or the Bank Merger, (iv) by the Company if any of the required regulatory approvals includes conditions, restrictions or requirements which the Company reasonably determines in good faith would, individually or in the aggregate, materially reduce the benefits of the transactions contemplated by the Merger Agreement to such a degree that the Company would not have entered into the Merger Agreement had such conditions, restrictions or requirements been known, (v) by either party if the other party has breached its representations, warranties or covenants set forth in the Merger Agreement in a manner that would cause the failure of the closing conditions to be satisfied, subject to a twenty business day cure period, (vi) by the Company if the board of directors of PBB has (a) failed to make, or altered or modified, its favorable recommendation of the Merger to PBB’s shareholders in a manner adverse to the Company, (b) recommended, endorsed, accepted or agreed to a competing acquisition proposal, (c) failed to call, give notice of, convene and hold the PBB shareholder meeting to approve the Merger, or (d) resolved to do any of the foregoing.

Pursuant to the Merger Agreement, the Company’s board of directors must appoint or elect as a director, effective at the Effective Time, one individual who had served as a director of PBB immediately prior to the Effective Time, with such individual to be mutually agreed upon by the Company and PBB.

Consummation of the Merger is subject to customary conditions, including, among others, approval by the PBB shareholders and receipt of required regulatory approvals.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, PBB, their respective subsidiaries or affiliates or their respective businesses, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, PBB or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Agreements

Simultaneously with the execution of the Merger Agreement, each of the directors and executive officers of PBB has entered into a non-solicitation and confidentiality agreement, pursuant to which each has agreed, among other things, to not solicit customers or employees of PBB for the prescribed term. Furthermore, simultaneously with the execution of the Merger Agreement, each of the directors and executive officers of PBB has entered into a Support Agreement pursuant to which each has agreed, among other things, to vote his or her shares of capital stock of PBB in favor of the Merger Agreement and the transactions contemplated thereby. The foregoing summary of the agreements described above does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Annex A (Form of Non-Solicitation and Confidentiality Agreement) and Annex B (Form of Support Agreement) to the Merger Agreement, attached hereto as Exhibit 2.1, and are incorporated herein by reference.

Additional Information

The Company Common Stock issued as part of the Merger consideration (the “Merger Securities”) will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In this regard, the Company and PBB have agreed to pursue approval of the terms of the Merger through a California fairness hearing pursuant to California Corporations Code, including Sections 25121 and 25142 thereof (the “Hearing”) before the Commissioner of the California Department of Business Oversight (the “Commissioner”). The purpose of the Hearing is to enable the Commissioner to determine the fairness of the terms and conditions of the Merger Agreement and whether the issuance of a permit to offer and sell securities is fair, just and equitable to all PBB security holders affected pursuant to applicable sections of the California Corporations Code. If the Commissioner determines that the terms and conditions are fair, just and equitable and issues a permit to the Company, then the issuance of the Merger Securities to the holders of PBB securities will not be registered under the Securities Act, in reliance upon the exemption from registration provided in Section 3(a)(10) of the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 1.01 above is incorporated herein by reference. The Company intends to issue shares of Company Common Stock as Merger consideration, as described above, in reliance upon the exemption from registration afforded by Section 3(a)(10) of the Securities Act.

Item 7.01Regulation FD Disclosure

On December 19, 2017, the Company and PBB issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  In addition, the Company has prepared an investor presentation regarding the transactions contemplated by the Merger Agreement, which it expects to use in connection with presentations to analysts and investors. The presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 is furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as will be expressly set forth by specific reference in such document or filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the Company, First Foundation Bank, PBB, Premier Business Bank, and the proposed Merger. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the Merger might not be realized within the expected time frames or at all; regulatory approvals of the Merger may not be obtained or adverse regulatory conditions may be imposed in connection with regulatory approvals of the Merger; the shareholders of PBB may fail to approve the consummation of the Merger; issues related to whether the Commissioner will issue a permit to issue the Merger Securities; and other conditions to the closing of the Merger may not be satisfied. Annualized, pro forma, projected and estimated numbers included herein are used for illustrative purposes only, are not forecasts and may not reflect actual results. Further information on the Company’s risk factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2016. Any forward-looking statement made by the Company herein speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them.

The Company, First Foundation Bank, PBB and Premier Business Bank undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Additional Information about the Merger and Where to Find It

The Merger will require the approval of PBB’s shareholders. This Current Report on Form 8-K is not a recommendation in favor of a vote on the Merger, nor is it a solicitation of proxies in connection with any such vote. PBB will prepare and mail a proxy statement and other relevant documents to its shareholders in connection with the Merger. The parties intend that the Company will issue shares of its common stock in the Merger in reliance upon an exemption from registration provided by Section 3(a)(10) of the Securities Act, following a fairness hearing to be convened by the Commissioner of the California Department of Business Oversight. Details about the fairness hearing, including a formal notice of the hearing, will be published and made available to PBB shareholders in accordance with Section 25142 of the California Corporations Code.

SHAREHOLDERS OF PBB ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS THE FAIRNESS HEARING NOTICE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE CALIFORNIA DEPARTMENT OF BUSINESS OVERSIGHT, IN ADDITION TO ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement, fairness hearing notice, and other relevant materials (when they become available) may be obtained free of charge by contacting the Corporate Secretary of PBB at (213) 689-4800.

PBB and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from PBB’s shareholders in connection with the proposed Merger. Information concerning such participants’ ownership of PBB and Company equity securities will be set forth in the proxy statement relating to the Merger when it becomes available. This disclosure does not constitute an offer to sell, or a solicitation of an offer to buy, any securities.

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization and Merger dated as of December 18, 2017, by and between First Foundation Inc. and PBB Bancorp.
99.1	Joint Press Release, dated December 19, 2017.
99.2	Investor Presentation, dated December 19, 2017.

* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: December 19, 2017	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

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